POWER OF ATTORNEY FOR FORM 10-K



     The person whose signature appears below hereby constitutes and appoints Andrew A. Quartner, Roberta R. Katz and Donald Guthrie, or any of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the year ending December 31, 1993 for LIN Broadcasting Corporation, and to sign any and all amendments to such Form 10-K, and other documents in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or his substitutes, may lawfully do or cause to be done by virtue thereof.


                                    CRAIG O. McCAW
                              Name:      Craig O. McCaw


Dated:  March 25, 1994

                      POWER OF ATTORNEY FOR FORM 10-K



     The person whose signature appears below hereby constitutes and appoints Andrew A. Quartner, Roberta R. Katz and Donald Guthrie, or any of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the year ending December 31, 1993 for LIN Broadcasting Corporation, and to sign any and all amendments to such Form 10-K, and other documents in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or his substitutes, may lawfully do or cause to be done by virtue thereof.


                                    TOM A. ALBERG
                              Name:      Tom A. Alberg


Dated:  March 25, 1994

                      POWER OF ATTORNEY FOR FORM 10-K



     The person whose signature appears below hereby constitutes and appoints Andrew A. Quartner, Roberta R. Katz and Donald Guthrie, or any of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the year ending December 31, 1993 for LIN Broadcasting Corporation, and to sign any and all amendments to such Form 10-K, and other documents in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or his substitutes, may lawfully do or cause to be done by virtue thereof.


                                    HAROLD S. EASTMAN
                              Name:      Harold S. Eastman


Dated:  March 25, 1994

                      POWER OF ATTORNEY FOR FORM 10-K



     The person whose signature appears below hereby constitutes and appoints Andrew A. Quartner, Roberta R. Katz and Donald Guthrie, or any of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the year ending December 31, 1993 for LIN Broadcasting Corporation, and to sign any and all amendments to such Form 10-K, and other documents in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or his substitutes, may lawfully do or cause to be done by virtue thereof.


                                    WAYNE M. PERRY
                              Name:      Wayne M. Perry


Dated:  March 25, 1994

                      POWER OF ATTORNEY FOR FORM 10-K



     The person whose signature appears below hereby constitutes and appoints Andrew A. Quartner, Roberta R. Katz and Donald Guthrie, or any of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the year ending December 31, 1993 for LIN Broadcasting Corporation, and to sign any and all amendments to such Form 10-K, and other documents in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or his substitutes, may lawfully do or cause to be done by virtue thereof.


                                    JOHN E. McCAW, JR.
                              Name:      John E. McCaw, Jr.


Dated:  March 25, 1994

                      POWER OF ATTORNEY FOR FORM 10-K



     The person whose signature appears below hereby constitutes and appoints Andrew A. Quartner, Roberta R. Katz and Donald Guthrie, or any of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the year ending December 31, 1993 for LIN Broadcasting Corporation, and to sign any and all amendments to such Form 10-K, and other documents in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or his substitutes, may lawfully do or cause to be done by virtue thereof.


                                    JOHN W. STANTON
                              Name:      John W. Stanton


Dated:  March 25, 1994

                      POWER OF ATTORNEY FOR FORM 10-K



     The person whose signature appears below hereby constitutes and appoints Andrew A. Quartner, Roberta R. Katz and Donald Guthrie, or any of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the year ending December 31, 1993 for LIN Broadcasting Corporation, and to sign any and all amendments to such Form 10-K, and other documents in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or his substitutes, may lawfully do or cause to be done by virtue thereof.


                                    JAMES L. BARKSDALE
                              Name:      James L. Barksdale


Dated:  March 25, 1994

                      POWER OF ATTORNEY FOR FORM 10-K



     The person whose signature appears below hereby constitutes and appoints Andrew A. Quartner, Roberta R. Katz and Donald Guthrie, or any of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the year ending December 31, 1993 for LIN Broadcasting Corporation, and to sign any and all amendments to such Form 10-K, and other documents in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or his substitutes, may lawfully do or cause to be done by virtue thereof.


                                    WILLIAM G. HERBSTER
                              Name:      William G. Herbster


Dated:  March 25, 1994

                      POWER OF ATTORNEY FOR FORM 10-K



     The person whose signature appears below hereby constitutes and appoints Andrew A. Quartner, Roberta R. Katz and Donald Guthrie, or any of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the year ending December 31, 1993 for LIN Broadcasting Corporation, and to sign any and all amendments to such Form 10-K, and other documents in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or his substitutes, may lawfully do or cause to be done by virtue thereof.


                                    WILMA H. JORDAN
                              Name:      Wilma H. Jordan


Dated:  March 25, 1994

                      POWER OF ATTORNEY FOR FORM 10-K



     The person whose signature appears below hereby constitutes and appoints Andrew A. Quartner, Roberta R. Katz and Donald Guthrie, or any of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the year ending December 31, 1993 for LIN Broadcasting Corporation, and to sign any and all amendments to such Form 10-K, and other documents in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or his substitutes, may lawfully do or cause to be done by virtue thereof.


                                    RICHARD W. KISLIK
                              Name:      Richard W. Kislik


Dated:  March 25, 1994